METROPOLITAN SERIES FUND, INC.

(the “Fund”)

BLACKROCK MONEY MARKET PORTFOLIO

(the “Portfolio”)

Supplement dated December 5, 2008

to the

Prospectus dated April 28, 2008

Participation in the Extension of the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds

The Portfolio has applied to continue to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), which has been extended until April 30, 2009. The Program’s guarantee only applies to policyholders invested in the Portfolio through an insurance company separate account as of the close of business on September 19, 2008. Shares of the Portfolio are only offered through separate accounts of Metropolitan Life Insurance Company, New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies. The general public may not directly purchase shares of the Portfolio.

Subject to certain conditions and limitations, amounts held in the Portfolio by policyholders through an insurance company separate account as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event that the market-value based net asset value per share of the Portfolio falls below $99.50 and the Portfolio subsequently liquidates (a “Guarantee Event”). In the event that a Guarantee Event is triggered, a shareholder’s shares covered by the Program will be the lesser of (i) the amounts held in the Portfolio as of close of business on September 19, 2008, or (ii) the amounts held in the Portfolio on the date the Program’s guarantee is triggered. In this event and subject to the limitations of the Program, a policyholder who has remained invested in the Portfolio since September 19, 2008 would receive an increase in his or her account value with respect to each covered share of the Portfolio, equal to the difference between the amount received in the liquidation and $100.00 per share. As of the date of this Supplement, assets available to the Program to support all participating money market funds do not exceed $50 billion and the Program covers approximately $3 trillion in assets held in money market funds.

Participation in the Program until April 30, 2009 requires an additional payment to the U.S. Department of the Treasury in the amount $304,834.69 (0.015% of the Portfolio’s net assets as of September 19, 2008). The cost to participate in the Program will be borne by the Portfolio.

The Secretary of the Treasury may extend the Program through a date no later than September 18, 2009. If the Program is further extended, the Board will consider whether to continue to participate in the Program at that time. Any additional cost to participate in the extended Program may also be borne by the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE